Exhibit 99.1

Herbalife Completes $1.6 Billion Senior Secured Refinancing

Includes $1.2 Billion Senior Secured Debt and $400 Million Revolver

LOS ANGELES, April 12, 2024 – Herbalife Ltd. (NYSE: HLF) (the “Company”), a premier health and wellness company, community and platform, today announced the closing of the previously announced private offering by HLF Financing SaRL, LLC and Herbalife International, Inc., each a wholly owned subsidiary of the Company, of $800 million aggregate principal amount of 12.25% senior secured notes due in April 2029 (“2029 Secured Notes”). In addition, the Company entered into a $400 million senior secured Term Loan B facility maturing in April 2029 (“Amended Term Loan B”) and a $400 million senior secured revolving credit facility due in April 2028 (“Amended Revolving Credit Facility”) to amend and refinance its 2018 senior secured credit facility.

“The completion of the refinancing transactions moves us further along on our path to strengthen our balance sheet and reduce our Total Leverage Ratio to 3.0x by the end of 2025,” said John DeSimone, Chief Financial Officer.

The Company will use the proceeds from these transactions to repay all amounts outstanding under its 2018 Term Loan A, 2018 Term Loan B and 2018 Revolving Credit Facility, to redeem $300 million of the $600 million aggregate principal amount of its 7.875% Senior Notes due 2025 at a price of 101.969% and pay related fees and expenses. Any remaining proceeds will be used for general corporate purposes.

The 2029 Secured Notes were issued at a price to the public of 97.298% of par and are non-callable for two years. The 2029 Secured Notes have a fixed annual interest rate of 12.25%, which will be paid semi-annually on April 15 and October 15 of each year, commencing in October 2024.

The Amended Term Loan B bears interest at a per annum rate equal to the Secured Overnight Financing Rate (“SOFR”) plus 6.75% and was issued at a price of 93% of the face amount. The Amended Term Loan B requires quarterly payments equal to 5.0% per annum, commencing in September 2024. The Amended Revolving Credit Facility will initially bear interest at a per annum rate equal to SOFR plus 6.25% and will fluctuate depending on the Company’s Total Leverage Ratio at a spread ranging from SOFR plus 5.5% to SOFR plus 6.5%. Total Leverage Ratio is defined as consolidated total debt to consolidated EBITDA as calculated under the amended credit facility.

The Amended Revolving Credit Facility requires the Company to maintain a maximum Total Leverage Ratio of 4.50x through December 31, 2024, stepping down to 4.25x at March 31, 2025 and 4.00x at September 30, 2025. The financial covenants also include a maximum first lien net leverage ratio of 2.5x, a minimum fixed charge coverage ratio of 2.0x, and a minimum liquidity coverage of $200 million of revolver availability and accessible cash.

The 2029 Secured Notes and amended credit facilities will be guaranteed on a senior secured basis by the Company and certain of its domestic and foreign subsidiaries.

This press release is neither an offer to sell nor a solicitation of an offer to buy the 2029 Secured Notes, nor shall there be any sale of the 2029 Secured Notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offer, if at all, will be made only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act. The 2029 Secured Notes have not been and are not expected to be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Herbalife Ltd.

Herbalife (NYSE: HLF) is a premier health and wellness company, community and platform that has been changing people’s lives with great nutrition products and a business opportunity for its independent distributors since 1980. The Company offers science-backed products to consumers in more than 90 markets through entrepreneurial distributors who provide one-on-one coaching and a supportive community that inspires their customers to embrace a healthier, more active lifestyle to live their best life.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management, including for future operations, capital expenditures, or share repurchases; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; any statements of belief or expectation; and any statements of assumptions underlying any of the foregoing or other future events. Forward-looking statements may include, among others, the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate” or any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include the following:

•	the potential impacts of current global economic conditions, including inflation, on us; our Members, customers, and supply chain; and the world economy;

•	our ability to attract and retain Members;

•	our relationship with, and our ability to influence the actions of, our Members;

•	our noncompliance with, or improper action by our employees or Members in violation of, applicable U.S. and foreign laws, rules, and regulations;

•	adverse publicity associated with our Company or the direct-selling industry, including our ability to comfort the marketplace and regulators regarding our compliance with applicable laws;

•	changing consumer preferences and demands and evolving industry standards, including with respect to climate change, sustainability, and other environmental, social, and governance, or ESG, matters;

•	the competitive nature of our business and industry;

•	legal and regulatory matters, including regulatory actions concerning, or legal challenges to, our products or network marketing program and product liability claims;

•	the Consent Order entered into with the FTC, the effects thereof and any failure to comply therewith;

•	risks associated with operating internationally and in China;

•	our ability to execute our growth and other strategic initiatives, including implementation of our restructuring initiatives, and increased penetration of our existing markets;

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any material disruption to our business caused by natural disasters, other catastrophic events, acts of war or terrorism, including the war in Ukraine, cybersecurity incidents, pandemics, and/or other acts by third parties;

•	our ability to adequately source ingredients, packaging materials, and other raw materials and manufacture and distribute our products;

•	our reliance on our information technology infrastructure;

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noncompliance by us or our Members with any privacy laws, rules, or regulations or any security breach involving the misappropriation, loss, or other unauthorized use or disclosure of confidential information;

•	contractual limitations on our ability to expand or change our direct-selling business model;

•	the sufficiency of our trademarks and other intellectual property;

•	product concentration;

•	our reliance upon, or the loss or departure of any member of, our senior management team;

•	restrictions imposed by covenants in the agreements governing our indebtedness;

•	risks related to our convertible notes;

•	changes in, and uncertainties relating to, the application of transfer pricing, income tax, customs duties, value added taxes, and other tax laws, treaties, and regulations, or their interpretation;

•	our incorporation under the laws of the Cayman Islands; and

•	share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.

Additional factors and uncertainties that could cause actual results or outcomes to differ materially from our forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission on February 14, 2024, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in our Consolidated Financial Statements and the related Notes included therein. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Forward-looking statements made in this release speak only as of the date hereof. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

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Media Contact:

Thien Ho

Vice President, Global Corporate Communications

thienh@herbalife.com

Investor Contact:

Erin Banyas

Vice President, Head of Investor Relations

erinba@herbalife.com